UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2006

Commission	Registrant, State of Incorporation, Address	I.R.S. Employer
File Number	and Telephone Number	Identification No.

1-8809	SCANA Corporation	57-0784499
(a South Carolina corporation)
1426 Main Street, Columbia, South Carolina 29201
(803) 217-9000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
    240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
    240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 15, 2006, South Carolina Electric & Gas Company (SCE&G) and Neville O. Lorick, formerly the president and chief operating officer of SCE&G, and formerly a named executive officer of SCANA Corporation and SCE&G, entered into a consulting agreement, a copy of which is filed as an exhibit to this Form 8-K. Under the agreement, Mr. Lorick will assist and advise SCE&G on certain environmental abatement equipment, the application process for a combined construction/operating license for new nuclear generation, preparations for and responses to certain natural disasters, and regulatory and/or political processes. The agreement is effective July 1, 2006 through June 30, 2007, unless terminated earlier as provided in the agreement, and may be extended by mutual agreement through June 30, 2008.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit 99.1 Consulting Agreement

SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCANA Corporation
(Registrant)

June 15, 2006	By:	/s/ James E. Swan, IV
James E. Swan, IV
Controller